------------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): December 4, 2000


LEHMAN ABS CORPORATION, (as depositor under the Pooling and Servicing Agreement, to be dated as of December 1, 2000, which forms Sovereign Bank
                              Home Equity Loan Trust 2000-1).


                            LEHMAN ABS CORPORATION
                            ----------------------
            (Exact name of registrant as specified in its charter)


        Delaware                          333-76627            13-3447441
----------------------------             ------------      -------------------
(State or Other Jurisdiction             (Commission       (I.R.S. Employer
of Incorporation)                        File Number)      Identification No.)



     Three World Financial Center
     200 Vesey Street
     New York, New York                                            10022
     -----------------------                                     ---------
      (Address of Principal                                     (Zip Code)
       Executive Offices)

Registrant's telephone number, including area code (212) 526-7000
                                                   ----- --------

------------------------------------------------------------------------------

Item 5.  Other Events.
----     ------------

Filing of Certain Materials
---------------------------

     Pursuant to Rule 424(b)(2) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Lehman ABS Corporation (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Sovereign Bank Home Equity Loan Asset-Backed Certificates, Series 2000-1 (the "Certificates").

     In connection with the offering of the Sovereign Bank Home Equity Loan Asset-Backed Certificates, Series 2000-1, Lehman Brothers Inc. and Salomon Smith Barney Inc. (together, the "Underwriters"), as underwriters of the Certificates, have prepared certain materials ("Computational Materials") for distribution to its potential investors. Although the Company provided the Underwriters with certain information regarding the characteristics of the Mortgage Loans (the "Loans") in the related portfolio, the Company did not participate in the preparation of the Computational Materials. Concurrently with the filing hereof, pursuant to Rule 311(i) of Regulation S-T, the Company is filing the Computational Materials by paper filing on Form SE.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying with respect to the Notes, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials are attached hereto as Exhibit 99.1.

----------
      * Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement of Lehman ABS Corporation relating to its Sovereign Bank Home Equity Loan Asset-Backed Certificates, Series 2000-1.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1               Computational Materials

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            LEHMAN ABS CORPORATION



                                            By: /s/ Samir A. Tabet
                                                ------------------------------
                                                Name:   Samir A. Tabet
                                                Title:  Senior Vice President



Dated:  December 4, 2000

Exhibit Index
-------------


Exhibit                                                                   Page
-------                                                                   ----

99.1               Computational Materials

                                 Exhibit 99.1
                            Computational Materials

In accordance with Rule 311(i) of Regulation S-T, the Computational Materials
                are being filed on paper pursuant to Form SE.